Benchmark Electronics Q3-22 Earnings Results October 26, 2022

Forward-Looking 2022 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the estimated financial impact of the COVID-19 pandemic, the company’s outlook and guidance for fourth quarter 2022 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the company’s business strategy and strategic initiatives, the company’s repurchases of shares of its common stock, the company’s expectations regarding restructuring charges and amortization of intangibles, and the company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2021, and in any of the company’s subsequent reports filed with the Securities and Exchange Commission. In particular, these statements also depend on the duration, severity and evolution of the COVID-19 pandemic and related risks, including the emergence and severity of its variants, the availability of vaccines and potential hesitancy to utilize them, government and other third-party responses to the crisis and the consequences for the global economy, the company’s business and the businesses of its suppliers and customers. Events relating to the possibility of customer demand fluctuations, supply chain constraints, inflationary pressures, the effects of foreign currency fluctuations, or the ability to utilize the company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the company’s business, financial condition, results of operations, and the company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the company as of the date of this document, and the company assumes no obligation to update. Non-GAAP Financial Information Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Q3-22 Overview Achieved 35% year-over-year revenue growth to $772 million Balanced strength led by Computing, Telco and Industrials sectors Realized GAAP and non-GAAP gross margin of 8.7% and 8.6% Realized GAAP and non-GAAP operating margin of 3.3% and 3.6% Excluding supply chain premiums, revenue grew 28% year-over-year, non-GAAP gross margin of 9.5% and non-GAAP operating margin of 4.0% * Grew non-GAAP earnings 46% year-over-year delivering $0.57 per share * * Component pass-through revenue for supply chain premiums with no impact on non-GAAP operating income or EPS

Roop Lakkaraju Chief Financial Officer

Third Quarter Revenue by Market Sector Q3-22 Sept 30, 2022 Revenue by Mix and Market Sector June 30, 2022 Sept 30, 2021 For the Three Months Ended Dollars in Millions Higher-Value Markets   Mix % Revenue   Mix % Revenue Q/Q Growth   Mix % Revenue Y/Y Growth Medical   21% $166   23% $166 0%   21% $118 41% Semi-Cap   24% $186   24% $175 7%   23% $133 39% Aerospace & Defense   11% $86   12% $90 (4%)   18% $101 (14%) Industrials   20% $155   22% $159 (2%)   19% $108 44% Higher-Value Subtotal   76% $593   81% $590 1%   81% $460 29%       Traditional Markets   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue Y/Y Computing   13% $95   10% $69 38%   10% $57 67% Telecommunications   11% $84   9% $69 20%   9% $55 52% Traditional Subtotal   24% $179   19% $138 29%   19% $112 60% Total Revenue 100% $772 100% $728 6% 100% $572 35%

Third Quarter 2022 Financial Summary (In millions, except EPS) Sept 30, 2022 June 30, 2022 Q/Q Sept 30, 2021 Y/Y Net Sales $772 $728 6% $572 35% GAAP Gross Margin 8.7% 8.1% 60 bps 9.4% (70) bps GAAP SG&A $38.5 $35.8 8% $34.4 12% GAAP Operating Margin 3.3% 3.1% 20 bps 2.1% 120 bps GAAP Diluted EPS $0.53 $0.49 8% $0.23 130% GAAP ROIC 7.1% 6.3% 80 bps 4.9% 220 bps Net Sales $772 $728 6% $572 35% Non-GAAP Gross Margin 8.6% 8.1% 50 bps 9.4% (80) bps Non-GAAP SG&A $38.7 $35.8 8% $34.4 13% Non-GAAP Operating Margin 3.6% 3.1% 50 bps 3.3% 30 bps Non-GAAP Diluted EPS $0.57 $0.50 14% $0.39 46% Non-GAAP ROIC 9.8% 9.6% 20 bps 7.8% 200 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (Non-GAAP TTM income from operations + Stock-based compensation – Non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Non-GAAP Financial Summary Excluding Supply Chain Premiums (In millions, except EPS) Gross Margin without pass-through revenue

Trended Non-GAAP Return on Invested Capital * ROIC grew by 53% between Q1:21 and Q3:22 Fueled by growth of 53% in revenue and 137% in operating income since Q1:22 Anticipating 10% or better ROIC exiting fiscal 2022 * Non-GAAP ROIC = (Non-GAAP TTM income from operations + Stock-based compensation – Non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters

Cash Conversion Cycle Update Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Accounts Receivable Days 49 51 54 55 56 Contract Asset Days 25 22 24 22 22 Inventory Days 83 82 95 90 95 Accounts Payable Days (70) (67) (71) (67) (67) Advance Payments from Customers Days (16) (19) (20) (23) (27) Cash Conversion Cycle 71 69 82 77 79

Liquidity and Capital Resources (1) Free cash flow (used) (FCF) defined as net cash provided by (used in) operations less capex Debt Structure (In millions) Sept 30, 2022 Senior Secured Term Loan $131 Revolving Credit Facility Drawn Amount $170 Strong balance sheet and available debt facilities Strategically investing in inventory which impacted cash flow For the Three Months Ended Cash (In millions) Sept 30, 2022 June 30, 2022 Sept 30, 2021 Cash Flows from (used in) Operations ($31) ($25) ($42) FCF (1) ($40) ($32) ($55) Cash $249 $264 $291 International $189 $185 $185 US $60 $79 $106

Capital Allocation Update Dividends Quarterly dividend of $0.165 per share totaling $5.8 million paid in July 2022 Recurring quarterly dividend of $0.165 per share paid to shareholders as of September 30, 2022 on October 14, 2022 Recurring quarterly dividends to continue until further notice Share Repurchases No Share repurchases in Q3 2022 Share repurchase program remaining authorization of $155 million as of September 30, 2022 Will consider share repurchases opportunistically

Fourth Quarter 2022 Guidance * This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers. Q4:2022 Guidance Net Sales $760 - $800 million Diluted EPS – GAAP $0.52 - $0.56 Diluted EPS – non-GAAP* $0.58 - $0.62 SG&A expenses ~ $39 million Operating Margin – non-GAAP* 4.1% Other Expenses, Net $5.4 million Effective Tax Rate 18% - 20% Weighted Average Shares ~ 35.4 million

2022 Outlook Jeff Benck - CEO

Q3-22 New Business Wins Medical Precision optical ultrasound system (Manufacturing) Automatic external defibrillator (Manufacturing) Cardiology treatment platform (Design) Semi-Cap Wafer surface conditioning tools (Manufacturing) Process control tools (Engineering) Automated vacuum curing tools (Manufacturing) Aerospace & Defense UAV communication system (Design and Manufacturing) Defense aviation radar system (Manufacturing) Defense artillery pilot controls (Manufacturing) Industrials Power inverter for integrated energy storage system (Manufacturing) Autonomous mobile robots (Engineering) Industrial drives, power and control systems (Manufacturing) Computing & Telco LTE/5G smart coverage solutions (Manufacturing) RF filter for 4G (Manufacturing) New super computing program (Engineering) YIELD ENGINEERING SYSTEMS PARNTERS WITH BENCHMARK FOR GLOBAL ENGINEERING and manufacturing support Benchmark to partner with Yield Engineering Systems (YES) to manufacture the YES flagship product line, as well as provide engineering and manufacturing support for their innovative modular wet process systems.

Q4-22 Sector Outlook Medical CY2022 Revenue Semi-Cap A&D Industrials Computing Telco Sector Revenue Drivers Strong year-over-year growth fueled by recovery in existing programs and new ramps Continued impact from supply constraints Limited semi-cap demand softening due to memory weakness and new China restrictions CHIPs Act is a multi-year driver Some modest easing of supply constraints Unfulfilled demand persists Healthy year-over-year growth due to new programs and strong demand in existing products HPC ramp continues in support of large supercomputer builds Expected strength to continue into 2023 Next Gen Networking infrastructure program ramping Government broadband initiatives fueling growth Q4-22 Revenue Outlook

Expecting to Achieve Mid-Term Model 2022 Mid-Term Model FY:22E Performance Excluding Supply Chain Premium Revenue growth at ~4x target rate Non-GAAP Gross Margin within the target range Operating Expenses achieved target Non-GAAP Operating Income achieved high end of range in Q3:22 and expected to exceed range on the full year Q3-22 Adjusted(1) FY:22E Results(2) Year-over-Year Revenue Growth 21% Non-GAAP Gross Margins 9.6% SG&A Expenses 5.7% Non-GAAP Operating Margins 3.9% (1) Adjusted to reflect operating performance excluding the effect of supply chain premiums (2) Assumes the mid-point of Q4:22 guidance and excluding the effect of supply chain premiums Year-over-Year Revenue Growth 28% Non-GAAP Gross Margins 9.5% SG&A Expenses 5.6% Non-GAAP Operating Margins 4.0%

Highlights 2022 Mid-Term Model expected to be achieved for the full year Strong demand across market sectors Diversified portfolio with limited exposure to consumer or commoditized markets Anticipate 56% non-GAAP earnings growth in fiscal 2022 Well positioned for growth in 2023 and a return to positive free cash flow Hosting Investor and Analyst Day on November 8th at NYSE

Appendix

(Amounts in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results

(Amounts in Millions) – (UNAUDITED) APPENDIX 2 - Reconciliation of Supply Chain Premiums